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                                                                  EXHIBIT (10)a.

                 FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of April 12, 2005 among (i) GENESCO INC., a Tennessee corporation (the "Borrower"), (ii) the subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, (iii) the Lenders identified on the signature pages hereto and (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

                                    RECITALS

      A. A Credit Agreement dated as of April 1, 2004 (as amended or modified, the "Credit Agreement") has been entered into by and among the Borrower, the Guarantors party thereto (the "Guarantors"), the financial institutions party thereto (the "Lenders") and the Administrative Agent.

      B. The Borrower, the Guarantors and the Required Lenders have agreed to an amendment and waiver of the terms of the Credit Agreement as set forth below.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendment to Section 8.12 of the Credit Agreement. Section 8.12 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

      "8.12 CAPITAL EXPENDITURES.

            Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations and net of any tenant allowances or other payments, credits or reimbursements related to capital expenditures for leasehold improvements), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and it Subsidiaries during each fiscal year period set forth below, the amount set forth opposite such fiscal year period:

FISCAL YEAR PERIOD                 AMOUNT
----------------------------       -----------
2005 through 2006 (combined)       $91,000,000
2007                               $45,000,000
2008                               $50,000,000
2009                               $50,000,000

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                  ; provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above not to exceed $3,000,000 per fiscal year period, if not expended in the fiscal year period for which it is permitted above, may be carried over for expenditure in the immediately succeeding fiscal year period."

      2. Waiver. The Borrower has informed the Administrative Agent that due to a change in the interpretation of the GAAP requirements for lease accounting it intends to restate certain of its prior period financial statements (including, without limitation, the Audited Financial Statements for the fiscal year ending as of January 31, 2004 which have previously been delivered to the Administrative Agent and the Lenders in connection with the Credit Agreement) (collectively, the "Prior Financial Statements"). The Borrower has asked the Required Lenders to waive any Default or Event of Default that exists or would otherwise result from a misrepresentation with respect to Sections 6.05(a)(i),
(ii) and 6.05(d) arising from such restatement of the Prior Financial Statements. The Required Lenders hereby grant a waiver of any Default or Event of Default that exists or would otherwise result from a misrepresentation with respect to Sections 6.05(a)(i), (ii) or 6.05(d) as a result of the restatement of the Prior Financial Statements in connection with the changes in lease accounting or circumstances leading to such restatement to address such changes in lease accounting.

      3. Condition Precedent to Effectiveness. The amendment to and waiver of the Credit Agreement set forth herein shall be deemed effective as of the date hereof once the Administrative Agent has received from the Loan Parties and the Required Lenders duly executed counterparts of this Amendment.

      4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, upon giving effect to this Amendment (a) no Default or Event of Default exists and (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that expressly state that they are made as of an earlier date, in which case they shall be true and correct as of such earlier date).

      5. Ratification of Credit Agreement. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

      6. Authority/Enforceability. Each of the Loan Parties hereto represents and warrants as follows:

            (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

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            (b)   This Amendment has been duly executed and delivered by such
      Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment. The execution, delivery and performance by such Person of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Loan Party or any of its Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect.

      7. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

      8. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original.

      9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE.

      10. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

      11. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Loan Documents.

      12. Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement, the Mortgage Instruments and the Control Agreements) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

                           [Signature pages to follow]

                                       3
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:                                     GENESCO INC.

                                              By: /s/James S. Gulmi
                                                  ------------------------
                                              Name: James S. Gulmi
                                              Title: Senior Vice President

GUARANTORS:                                   GENESCO BRANDS INC.,
                                              a Delaware corporation

                                              By: /s/James S. Gulmi
                                                  ------------------------
                                              Name: James S. Gulmi
                                              Title: President

                                              HAT WORLD CORPORATION,
                                              a Delaware corporation

                                              By:  /s/James S. Gulmi
                                                   -----------------------
                                              Name: James S. Gulmi
                                              Title: Senior Vice President

                                              HAT WORLD INC.,
                                              a Minnesota corporation

                                              By: /s/James S. Gulmi
                                                  ------------------------
                                              Name: James S. Gulmi
                                              Title: Senior Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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ADMINISTRATIVE
AGENT:                                    BANK OF AMERICA, N.A., in its capacity
                                          as Administrative Agent

                                          By: /s/Amy Honey
                                              ------------------------
                                          Name: Amy Honey
                                          Title: Senior Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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LENDERS:                                      BANK OF AMERICA, N.A.,
                                              as a Lender and L/C Issuer

                                              By: /s/Amy Honey
                                                  ------------------------
                                              Name: Amy Honey
                                              Title: Senior Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              LASALLE BANK NATIONAL ASSOCIATION

                                              By: /s/Eric J. Harvey
                                                  ---------------------------
                                              Name: Eric J. Harvey
                                              Title: Assistant Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              WELLS FARGO FOOTHILL, LLC

                                              By: /s/Donna Arenson
                                                  ---------------------------
                                              Name: Donna Arenson
                                              Title: Assistant Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              NATIONAL CITY BANK

                                              By: /s/Michael J. Durbin
                                                  ------------------------
                                              Name: Michael J. Durbin
                                              Title: Senior Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              SUN TRUST BANK

                                              By: /s/Anson M. Lewis
                                                  -----------------
                                              Name: Anson M. Lewis
                                              Title: Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              U.S. BANK NATIONAL ASSOCIATION

                                              By: /s/Jennifer L. Thurston
                                                  ---------------------------
                                              Name: Jennifer L. Thurston
                                              Title: Assistant Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              BRANCH BANKING & TRUST COMPANY

                                              By: /s/Natalie B. Nelson
                                                  --------------------
                                              Name: Natalie B. Nelson
                                              Title: Banking Officer

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              FIFTH THIRD BANK

                                              By: /s/David J. Hicks
                                                  -----------------
                                              Name: David J. Hicks
                                              Title: Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005

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                                              PNC BANK NATIONAL ASSOCIATION

                                              By: /s/Chester A. Misbach, Jr.
                                                  --------------------------
                                              Name: Chester A. Misbach, Jr.
                                              Title: Senior Vice President

                                  First Amendment to Credit Agreement and Waiver
                                                                    Genesco Inc.
                                                                      April 2005